UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 25, 2005

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Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	0-22140 (Commission File Number)	42-1406262 (IRS Employer Identification No.)

Fifth at Erie, Storm Lake, IA 50588
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

i

Section 8 – Other Events

Item 8.01 Other Events.

On April 26, 2005, the Registrant issued the attached press release announcing a stock repurchase program for 100,000 shares of the Company’s common stock.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following Exhibits are being furnished herewith:

99.1 Registrant’s Press Release dated April 26, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	META FINANCIAL GROUP, INC. /s/ Ronald J. Walters Ronald J. Walters Senior Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: April 26, 2005

Exhibit Index

Exhibit Number 99.1	Description of Exhibit Registrant's Press Release dated April 26, 2005.